Fair Value Measurements, Call Option FV Assumption Table (Details) (USD $)	3 Months Ended
	Mar. 31, 2012 years basispoints		Mar. 31, 2011
Fair Value Disclosures [Abstract]
Stock price at March 31, 2012	$ 47.26
Quarterly dividend yield (per share)	$ 0.24	[1]
Risk-free interest rate	0.51%	[2]
Credit spread (basis points)	475	[3]
Expected volatility rate	33.00%	[4]
Cash dividend paid per share	$ 0.25		$ 0.24
Constant Maturity Treasury rate	3

[1]	The Company used a discrete quarterly dividend payment of $0.24 per share based on historical quarterly dividend payments. Although the quarterly dividend has been increased to $0.25 per share in 2012, the increased dividend does not affect the value of the Call Option as a result of anti-dilution adjustments.
[2]	The risk-free rate was based on the three-year Constant Maturity Treasury rate on March 31, 2012, compounded semi-annually.
[3]	The Company’s credit rating was estimated to be between BB- and B+ based on comparisons of its financial ratios and size to those of other rated companies. Using the Merrill Lynch High Yield index, the Company identified credit spreads for other debt issuances with similar credit ratings and used the median of such credit spreads.
[4]	The volatility rate was based on both observed volatility, which is based on the Company’s historical stock price, and implied volatility from the Company’s traded options. Such volatility was further adjusted to take into consideration market participant risk tolerance. While the stock price of the Company generally has the greatest influence on the fair values of both the Call Options and Bifurcated Conversion Feature, between December 31, 2011 and March 31, 2012, during which time the Company's stock price did not change materially, the change in the expected volatility rate had a greater impact on the values of these derivatives.